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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 12, 2001



                              CAMDEN PROPERTY TRUST
             (Exact name of Registrant as specified in its Charter)


       TEXAS                       1-12110                      76-6088377

   (State or other         (Commission file number)          (I.R.S. Employer
   jurisdiction of                                        Identification Number)
incorporation or organization)

             Three Greenway Plaza, Suite 1300, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 354-2500



                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.    Other Events.

     Camden Property Trust, a Texas real estate investment trust (the "Company"), has completed an offering of $50,000,000 aggregate principal amount of its 7% Notes due February 15, 2006 (the "2006 Notes") and $150,000,000 aggregate principal amount of its 7.625% Notes due February 15, 2011 (the "2011 Notes" and, together with the 2006 Notes, the "Notes") as described in the Company's Prospectus Supplement dated February 7, 2001 to the Company's Prospectus dated January 12, 2000 (the "Notes Offering"). The Notes were issued pursuant to the Company's existing shelf registration statement.

     The 2006 Notes bear interest at 7% per year and the 2011 Notes bear interest at 7.625% per year. Interest on each series of Notes will accrue from February 12, 2001, with interest payable each February 15 and August 15 beginning August 15, 2001. The 2006 Notes will mature on February 15, 2006 and the 2011 Notes will mature on February 15, 2011. Each series of Notes is redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the principal amount and accrued interest of the respective series of Notes being redeemed, plus a make-whole premium.

     The 2006 Notes were offered to the public at 99.522% of their face amount and the 2011 Notes were offered to the public at 99.544% of their face amount. The Notes Offering was underwritten by Banc of America Securities LLC, Chase Securities Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Banc One Capital Markets, Inc., Commerzbank Capital Markets Corp., Credit Suisse First Boston Corporation, First Union Securities, Inc. and Wachovia Securities, Inc. (the "Underwriters") pursuant to the Underwriting Agreement among the Company and the Underwriters dated February 7, 2001. The Notes were issued under an Indenture between the Company and U.S. Trust Company of Texas, N.A., as trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

               1.1 Form of Underwriting Agreement among the Company and the Underwriters dated February 7, 2001 relating to the Notes Offering.

               4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as
                    Exhibit 4.1 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

               4.2 First Supplemental Indenture dated as of February 15, 1996 (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

               4.3  Form of Camden Property Trust 7% Note due February 15, 2006.

               4.4 Form of Camden Property Trust 7.625% Note due February 15, 2011.

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2001
                             CAMDEN PROPERTY TRUST



                             By:  /s/G. Steven Dawson
                                -----------------------------------------------
                                G. Steven Dawson
                                Senior Vice President - Finance, Chief Financial Officer, Treasurer and Secretary


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                              CAMDEN PROPERTY TRUST
                                INDEX TO EXHIBITS

EXHIBIT
-------

1.1 Form of Underwriting Agreement among the Company and the Underwriters dated February 7, 2001 relating to the Notes Offering.

4.1 Indenture dated as of February 15, 1996 between the Company and U.S. Trust Company of Texas, N.A., as trustee (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

4.2 First Supplemental Indenture dated as of February 15, 1996 (filed as Exhibit 4.2 to the Company's Current Report on Form 8-K dated February 15, 1996 and incorporated herein by reference).

4.3       Form  of Camden Property Trust  7% Note  due February 15,
          2006.

4.4       Form of  Camden  Property Trust  7.625% Note due February
          15, 2011.